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                                                       Filed under Rule 497(e).
                                               File nos. 33-36528 and 811-6161.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                                PIMCO RCM FUNDS

                        Supplement Dated August 15, 2002
                                    to the
         Prospectus for Institutional and Administrative Class Shares
                            Dated February 1, 2002

                       Disclosure Relating to ALL Funds

   It is anticipated that PIMCO Funds Advisors LLC will replace PIMCO Advisors as the Adviser to the Funds within calendar year 2002. PIMCO Funds Advisors LLC is a wholly owned indirect subsidiary of PIMCO Advisors. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

                Disclosure Relating to PIMCO RCM Balanced Fund

   On June 30, 2002, the PIMCO RCM Balanced Fund dissolved and is no longer offering shares to the public.

                            Disclosure Relating to
                        PIMCO RCM Global Small-Cap Fund
                       PIMCO RCM Global Technology Fund
                        PIMCO RCM Large-Cap Growth Fund
                            PIMCO RCM Mid-Cap Fund
                           PIMCO RCM Small-Cap Fund
                             PIMCO RCM Europe Fund
                         PIMCO RCM Global Equity Fund
                        PIMCO RCM Emerging Markets Fund
                  PIMCO RCM International Growth Equity Fund

   The subsection of the Fund Summaries captioned "Principal Investments and Strategies" is revised to indicate the following changes to certain Funds' investment policies:

1. The Fund Summary for the PIMCO RCM Global Small-Cap Fund is revised to indicate that the Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index.

2. The Fund Summary for the PIMCO RCM Global Technology Fund is revised to indicate that the Fund normally invests at least 80% of its assets in common stocks of companies in the technology industry. The Fund normally invests in at least three countries.

3. The Fund Summary for the PIMCO RCM Large-Cap Growth Fund is revised to indicate that the Fund normally invests at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

4. The Fund Summary for the PIMCO RCM Mid-Cap Fund is revised to indicate that the Fund normally invests at least 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index.

5. The Fund Summary for the PIMCO RCM Small-Cap Fund is revised to indicate that the Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations comparable to those of companies included in the Russell 2000 Index.

6. The Fund Summary for the PIMCO RCM Europe Fund is revised to indicate that the Fund normally invests at least 80% of its assets in securities of issuers that, during their most recent fiscal year, derived at least 50% of

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their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe.

7. The Fund Summary for the PIMCO RCM Global Equity Fund is revised to indicate that the Fund normally invests at least 80% of its assets in a diversified portfolio of equity and equity related securities, which includes preferred stock, convertible debt obligations, warrants and other rights to acquire stock.

8. The Fund Summary for the PIMCO RCM Emerging Markets Fund is revised to indicate that the Fund normally invests at least 80% of its assets in equity securities of companies located in countries with emerging securities markets, by investing in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in emerging markets, that have at least 50% of their assets in emerging markets, or that are organized or headquartered in any emerging market country. The portfolio management team considers emerging market countries to be those that the World Bank, the International Finance Corporation, the United Nations, or any other recognized international financial institution, considers to be an emerging or developing country.

9. The Fund Summary for the PIMCO RCM International Growth Equity Fund is revised to indicate that the Fund normally invests at least 80% of its assets in equity securities of non-U.S. companies.

   For purposes of the preceding changes, references to "assets" refer to a Fund's net assets plus borrowings made for investment purposes.

                Disclosure Relating to the PIMCO RCM Europe Fund

   Page 25 of the Prospectus is revised to indicate that pursuant to a contractual agreement, PIMCO Advisors has agreed to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed 1.35% for Institutional Class shares until June 30, 2003.















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